UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2024

BLUE OWL TECHNOLOGY INCOME CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01445	87-1346173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.

On October 24, 2024 (the “Amendment Date”), Tech Income Funding I LLC (“Tech Income Funding I”), a subsidiary of Blue Owl Technology Income Corp. (the “Company”) entered into Amendment No. 2 to Credit Agreement and Margining Agreement (the “Amendment” and the facility as amended the “Secured Credit Facility”), which amended (a) that certain Margining Agreement, dated as of May 6, 2022, as amended by Amendment No. 1 to Credit Agreement and Margining Agreement, dated July 31, 2023, by and between Tech Income Funding I, as borrower and Goldman Sachs Bank USA, as administrative agent and (b) that certain Credit Agreement, dated as of April 27, 2022, as amended by Amendment No. 1 to Credit Agreement and Margining Agreement, dated July 31, 2023, by and among Tech Income Funding I, as borrower, the lenders from time to time parties thereto, Goldman Sachs Bank USA as sole lead arranger, syndication agent and administrative agent, State Street Bank and Trust Company as collateral administrator and collateral agent and Alter Domus (US) LLC as collateral custodian. Among other changes, the Amendment (i) replaced Alter Domus (US) LLC with State Street Bank and Trust Company as Collateral Custodian under the Credit Agreement, (ii) extended the Reinvestment Period through May 6, 2027 and the Scheduled Maturity Date to May 6, 2029, (iii) reduced the Spread from 2.75% to 2.40%, (iv) amended the definition of Minimum Spread Payment and (v) added the BSL Rebate to be paid to the Borrower. The Amendment also amended the definition of Value Adjustment Event under the Margining Agreement.

Item 2.03 - Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 2 to the Credit and Margining Agreement, dated as of October 24, 2024 by and among Tech Income Funding I LLC, as Borrower, the Lenders referred to therein, Goldman Sachs Bank USA as Sole Lead Arranger, Syndication Agent and Administrative Agent, State Street Bank and Trust Company as Collateral Administrator and Collateral Agent and Alter Domus (US) LLC as Collateral Custodian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Blue Owl Technology Income Corp.

Dated: October 29, 2024	By:	/s/ Bryan Cole
	Name:	Bryan Cole
	Title:	Chief Financial Officer and Chief Operating Officer